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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports dated March 3, 1999 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-36789 on Form S-8. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1998.

                                           /s/ Arthur Andersen LLP
                                           Arthur Andersen LLP

Boston, Massachusetts
March 30, 1999